SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                          Date of report: MARCH 1, 2002
                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)

                                                       86-0793960
              333-16031                              (I.R.S. Employer
         (Commission File No.)                      Identification No.)

                                20000 HORIZON WAY
                                    SUITE 120
                          MT. LAUREL, NEW JERSEY 08054
               (Address of principal executive offices; zip code)

                                 (856) 439-9950
              (Registrant's telephone number, including area code)

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     ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     Front Porch Digital Inc. announced the termination of its consulting agreement with the Armand Group, Inc. Under this agreement, Mr. Timothy M. Petry, a shareholder in the Armand Group, had been serving as Chief Financial Officer and Chief Operating Officer.

     Jean Reiczyk, Thomas Sweeney, Robert Kocol and Timothy Petry have resigned as directors of Front Porch Digital Inc. (the "Company") effective January 31, 2002, February 12, 2002 February 19, 2002 and February 28, 2002 respectively. None of these Directors had any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Replacements for these positions have not been identified as of the date of this report.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c) The Company hereby furnishes the following exhibits:

     99.1 Press Release dated March 1, 2002 issued by the Company.




                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FRONT PORCH DIGITAL INC.


Date:  March 1, 2002                     By: /s/ DONALD MAGGI
                                            ------------------------------------
                                                 Donald Maggi
                                                 Chief Executive Officer


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